                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2003

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                         1-31447                  74-0694415
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------




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ITEM 5. OTHER EVENTS.

ANNOUNCEMENT OF FIRST QUARTER 2003 RESULTS

         On April 24, 2003, CenterPoint Energy, Inc. ("CenterPoint Energy") reported first quarter 2003 earnings. For additional information regarding CenterPoint Energy's first quarter 2003 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "2003 Outlook," is incorporated by reference herein.

MANAGEMENT CONFERENCE CALL

         On April 24, 2003, executives of CenterPoint Energy will speak to the public, as well as various members of the financial and investment community in Houston, Texas regarding CenterPoint Energy's first quarter 2003 results. A replay of this conference call will be made available on CenterPoint Energy's web site found at www.centerpointenergy.com in the Investors section and will be archived for 14 days after the event. In addition, a replay of the presentation can be accessed until May 1, 2003, 6 p.m. Houston time, by calling (800) 642-1687, domestic, or (706) 645-9291, outside the United States (Conference I.D. 9662071).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release issued April 24, 2003 regarding CenterPoint Energy's first quarter 2003 earnings.

ITEM 9. REGULATION FD DISCLOSURE (ALSO PROVIDED UNDER ITEM 12).

         In accordance with SEC Release No. 33-8216, the information incorporated by reference in Item 5 of this report and the information in the Press Release under the caption "2003 Outlook," required to be furnished under
Item 12 "Results of Operations and Financial Condition," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. The information in the Press Release under the caption "2003 Outlook" is being furnished, not filed, pursuant to Item 9 and Item 12. Accordingly, the information in the Press Release under the caption "2003 Outlook" will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC .



Date: April 24, 2003                      By: /s/ Gary L. Whitlock
                                              -------------------------------
                                              Gary L. Whitlock
                                              Executive Vice President and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX

     EXHIBIT
     NUMBER                        EXHIBIT DESCRIPTION
     ------                        -------------------
      99.1         Press Release issued April 24, 2003 regarding CenterPoint
                   Energy's first quarter 2003 earnings